UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 2)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report: May 17, 2012

 (Exact name of registrant as specified in its charter)

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Florida	000-17746	64-1045859
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7300 North Federal Highway, Suite 207, Boca Raton, FL 33487

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 561 989 3600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

Item 9.01

Financial Statements and Exhibits.

The purpose of this Amendment No. 2 to the Current Report on Form 8-K is to provide the letter from the former independent registered public accountant required by Item 304(a)(3) of Regulation S-K.

(d)

Exhibits

Exhibit No.	Description
16.1	Letter from Former Auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Andover Holdings, Inc.

By:	/s/ Barbara Lang Tolley
Barbara Lang Tolley, President

Date:  May 24, 2012